                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

PROVIDES LONG-TERM CAPITAL GROWTH WITH GUARANTEED RETURN OF INVESTMENT
ON THE MATURITY DATE TO INVESTORS WHO REINVEST ALL DIVIDENDS AND HOLD THEIR SHARES TO THE MATURITY DATE.

KEMPER TARGET EQUITY FUND KEMPER RETIREMENT FUND SERIES I, II, III, IV, V AND VI

       "...Given the challenges of the market climate, we are
        very pleased with the fund's performance... Our stock
   selection was strong, and translated into good gains. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
10
Largest Holdings
12
Portfolio Of Investments
18
Financial Statements
22
Notes To Financial
Statements
26
Financial Highlights
29
Shareholders' Meeting



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES I-VI
TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
--------------------------------------------------------------------------------

SERIES I                                   8.87%
--------------------------------------------------------------------------------
SERIES  II                                 7.78%
--------------------------------------------------------------------------------
SERIES III                                 8.95%
--------------------------------------------------------------------------------
SERIES IV                                  9.22%
--------------------------------------------------------------------------------
SERIES V                                  10.16%
--------------------------------------------------------------------------------
SERIES VI                                 10.55%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM
 PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    1/31/99   7/31/98
--------------------------------------------------------------------------------
SERIES I                             $10.49    $10.80
--------------------------------------------------------------------------------
SERIES II                            $12.13    $12.41
--------------------------------------------------------------------------------
SERIES III                           $10.38    $10.52
--------------------------------------------------------------------------------
SERIES IV                            $10.68    $10.68
--------------------------------------------------------------------------------
SERIES V                             $10.12    $10.17
--------------------------------------------------------------------------------
SERIES VI                            $11.40    $11.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 1999, KEMPER RETIREMENT FUND SERIES I-VI PAID THE FOLLOWING DIVIDENDS PER SHARE:

                    INCOME     SHORT-TERM     LONG-TERM
                   DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
--------------------------------------------------------------------------------
SERIES I            $0.38        $0.34          $0.49
--------------------------------------------------------------------------------
SERIES II           $0.50        $0.23          $0.47
--------------------------------------------------------------------------------
SERIES III          $0.37        $0.26          $0.41
--------------------------------------------------------------------------------
SERIES IV           $0.33        $0.26          $0.36
--------------------------------------------------------------------------------
SERIES V            $0.33        $0.27          $0.44
--------------------------------------------------------------------------------
SERIES VI           $0.46        $0.22          $0.32
--------------------------------------------------------------------------------


TERMS TO KNOW

CONSUMER NONDURABLES STOCKS The stocks from a variety of industries, including food, restaurants, retail, services and entertainment. Consumer nondurable companies produce goods or services that tend to be consumed or replaced within a relatively short period of time. In contrast, consumer durables (such as autos and furniture) are held for longer periods of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature.

GRAY MONDAY On Monday, October 27, 1997, turmoil in Southeast Asian markets triggered a one-day drop of seven percent in the U.S. equity market.

IMF AND G7 NATIONS Two international groups focusing on international economics and monetary policy. The International Monetary Fund (IMF) is an agency of the United Nations. The Group of Seven (G7) is an economic alliance of seven leading nations, including the United States.

TWO-TIER MARKET Describes a security market in which the majority of gains are earned by a small group of companies. In 1998, a two-tier market existed in which only the largest growth-style stocks enjoyed particularly robust gains.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

If you think the first quarter of 1999 has seemed rather anticlimactic compared to 1998, you're not alone. The year began with a quiet bang in the U.S. stock market, with the Dow Jones Industrial Average hitting an all-time high of 9643 points in the first week of January. While stock market volatility has continued, it seems to be phasing investors less and less. Even global events are being taken in stride. Europe's Economic and Monetary Union (EMU) was launched without much notice. And when Brazil's economy recently took a turn for the worse, Wall Street was only mildly concerned. Also contributing to today's laid-back attitude -- the impeachment trial of President Clinton has all but fizzled into obscurity without significantly affecting the U.S. economy or markets.

  Indeed, the U.S. economy looks good. The fundamentals by which we measure the state of the economy remain strong. We continue to see solid consumer spending growth, continued investment spending and low inflation. This suggests that there are no internal problems for continued U.S. economic growth.

  Additionally, we can expect the Federal Reserve Board to keep short-term interest rates steady. On February 3, the Fed left interest rates unchanged. It is likely that this "hands-off" approach will continue at the Fed's March 30 meeting, particularly if U.S. inflation remains in check and there is a degree of financial instability in the international arena.

  The U.S. budget surplus for 1998 came in at $60 billion, with another budget surplus of between $80 billion and $100 billion expected for fiscal 1999. Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained steady. GDP, driven by consumer spending, is expected to grow at an annualized rate of approximately 3 to 3.5 percent in 1999. We also anticipate modest capital spending growth and inventory growth.

  The consumer price index (CPI) remains in the vicinity of 2 percent. However, energy prices, which were down 6 to 7 percent last year and helped keep the CPI down, are unlikely to remain so low this year. For 1999, inflation should register at 2 to 2.5 percent.

  Employment growth has slowed to 2 percent, but combined with real wage growth of between 2 percent and 2.5 percent, produces real income growth between 4 percent and 5 percent. In addition, gains in household net worth, which tends to fuel consumer spending, are on the rise. Banks appear to be only a little less willing to lend in 1999, so the threat of a general credit crunch is minimal. As a result of all these factors, consumer spending should continue to grow this year.

  On a less positive note, corporate profits have slowed in 1999, growing at a rate of 1 percent to 3 percent on a year-over-year basis. As a result, we may see a slowdown in capital spending this year. The current U.S. account deficit is rising, which suggests the U.S. economy is increasingly dependent on foreign capital inflows to finance its economic activity. This is acceptable as long as foreign money continues to flow in. But if foreign investors, particularly the Japanese, no longer wish to invest in the United States, we can expect pressure on interest rates and the dollar, as well as increased uncertainty and market volatility.

  Given the events of the last two years, investors may be comforted by the fact that the U.S. markets and economy have withstood the test of tumultuous times. While certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, continue to recover and grow. As long as the Fed and the Group of Eight leading industrial nations (G8) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as some analysts expected. Indeed, Asian turmoil has not affected U.S. export

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

     THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                 [BAR GRAPH]

                                           NOW (2/28/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate(1)                           5                   5.34                   5.57                   6.42
Prime rate(2)                                   7.75                    8.5                    8.5                   8.25
Inflation rate(3)                                1.6                   1.68                   1.63                   3.04
The U.S. dollar(4)                             -1.53                   8.17                   5.05                   7.67
Capital goods orders(5)*                        5.53                   3.05                  12.61                   3.93
Industrial production(5)*                       1.72                   2.71                   5.92                   6.44
Employment growth(6)                            2.23                   2.69                   2.78                   2.47

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
    *DATA AS OF JANUARY 31, 1999.


SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


volumes as much as it has lowered import prices and helped reduce global interest rates.

  Ultimately, Europe's recently inaugurated EMU is likely to bring more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to ease fiscal and monetary policy, foster growth and reduce unemployment. It's going to be interesting to watch as the monetary union continues to evolve. One lesson for investors -- particularly those with international holdings -- is to diversify. With the democratization of the world, the globalization of trade and more free market economies at our fingertips, international markets are becoming more and more attractive. But if you subscribe to the concept of international investment, be cautious -- don't put all of your investment eggs in one basket (i.e. country or region).

  Other key elements to watch in 1999: the race for the next presidency and information technology preparedness for the year 2000. And remember, while it is nearly impossible to predict the next big crisis, preparedness through diversification and risk management are key.

  Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN E. SILVIA AS OF MARCH 8, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[McCORMICK PHOTO]
TRACY MCCORMICK JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS A MANAGING DIRECTOR. SHE IS ALSO A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND SERIES. MCCORMICK RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DESPITE A CHALLENGING MARKET CLIMATE DURING THE SEMIANNUAL PERIOD, LEAD PORTFOLIO MANAGER TRACY MCCORMICK LED KEMPER RETIREMENT FUND TO GOOD GAINS. BELOW, MCCORMICK PROVIDES AN OVERVIEW OF MARKET CONDITIONS, HER STOCK-SELECTION DISCIPLINE AND WHERE SHE'S FINDING THE MOST COMPELLING OPPORTUNITIES.

Q     BEFORE WE DISCUSS KEMPER RETIREMENT FUND, COULD YOU PROVIDE US WITH AN
OVERVIEW OF THE MARKET CONDITIONS?

A     Volatility, the flight to perceived quality, the Russian debt default and a technology stock rally were among the most notable elements influencing the market. Let's examine these factors in greater detail.

  Global economic volatility continued to be par for the course. As we entered the fiscal year on August 1, 1998, the markets were already grappling with uncertainty. Investors were concerned about the strength of domestic corporate earnings and overall economic growth, both domestic and global. From October 1997 -- when Asian economic turmoil precipitated the Gray Monday correction (see Terms To Know) -- investors had become preoccupied with the idea of a "safe haven." They bid the stock prices of a handful of domestic mega-cap growth stocks up to tremendously high levels, while fleeing from smaller-cap stocks and stocks with perceived exposure to Asia. This emotional response resulted in a narrow, "two-tier" market (see Terms To Know) that continued throughout the semiannual period.

  One of the most significant events in recent market history occurred when the Russian government defaulted on its debt. This triggered a full market meltdown. While financial services stocks were among the hardest hit, stocks of all types felt the heat. Plans developed by the G7 nations and the IMF (see Terms To Know) buoyed the market's optimism, however. Investor confidence was further bolstered when the Federal Reserve cut interest rates, and the central banks of 30 other countries followed suit. Nevertheless, uncertainty about Asia, Brazil and Latin America still cast a shadow across the global economy. As in late 1997 and early 1998, investors flocked back to the mega-cap growth favorites.

  After suffering throughout most of 1998, technology came roaring back in December and January. Propelled by investors' heady enthusiasm about the Internet, the technology sector drove the market in the final months of the semiannual period, with both established stocks and more speculative issues thriving.

  In summary, large-cap growth stocks fared much better than the overall market. The Standard and Poor's 500 Index, a benchmark for large-cap stocks, gained
15.02 percent, far exceeding the 2.40 percent earned by the Russell 2000, a small-cap index. We emphasize, however, that an elite group of stocks claims disproportionate representation for the large-cap growth gains.

Q     THE MARKET CERTAINLY HAS EXPERIENCED PLENTY OF UPS AND DOWNS LATELY. HOW
DID THE KEMPER RETIREMENT FUND PERFORM IN THIS CLIMATE?

A     Given the challenges of the market climate, we are very pleased with the fund's performance.

PERFORMANCE UPDATE

For the six months ending January 31, 1999, the returns of the portfolios ranged from 7.78 percent to 10.55 percent (unadjusted for any sales charge). (See page 1 for more information.) Our stock selection was strong, and translated into good gains.

  The portfolios did trail the S&P 500 index, but we caution investors not to compare apples to oranges. Due to the fund's structure as a guaranteed, target maturity offering, only a portion of assets are invested in stocks. In order to provide the guaranteed return of principal, we invest the remainder of assets (between 37 percent and 58 percent) in zero-coupon U.S. Treasury bonds. We're therefore limited in our ability to participate in the equity markets.

  The fund's recent performance underscores the essential risk/return tradeoff of its structure. In exchange for the guaranteed return of principal, we encourage investors to have realistic expectations about the amount of growth-stock exposure that the portfolios offer.

Q     COULD YOU EXPLAIN WHAT ZERO-COUPON BONDS ARE, AND WHAT ROLE THEY PLAYED
DURING THE SEMIANNUAL PERIOD?

A     Zero-coupon bonds make no periodic payments of interest and are sold at a deep discount to their face value. At maturity, the buyer receives the face value of the bond. The fund invests in U.S. Treasury Bonds, so this payment is guaranteed. However, prior to maturity, the principal value of the zero-coupon bonds is susceptible to volatility, particularly during periods of shifting interest rates.

  Typically, zero-coupon bonds carry lower price tags when interest rates are high. That's because accrued interest makes up the difference between the price at purchase and the face value at maturity. Because each was launched in a different interest-rate climate, the weightings of stocks and bonds varies among the portfolios.

  Following the Russian debt default in August, the zero-coupon bonds provided a degree of stability during the turmoil that rocked the equity markets. In the final months of the semiannual period, the zero-coupon exposure prevented the fund's full participation in the strong equity markets.

Q     YOU'VE NOTED THAT MANY INVESTORS FLED TO THE PERCEIVED "SAFE HAVEN" OF
MEGA-CAP GROWTH STOCKS. IN SUCH A VOLATILE CLIMATE, DID YOU MODIFY YOUR INVESTMENT STRATEGY?

A     Rain or shine, we adhere to our growth-at-a-reasonable-price discipline.
To find attractively valued large-cap growth stocks, we follow a research-intensive, bottom-up stock-picking strategy. We rely on our independent analysis, not on the quickly changing and often emotional views of Wall Street. Our approach is rigorous: we tear apart balance sheets and pour over stock-price and industry trends. But for us, analyzing the numbers is just one part of the process. Before we buy a stock, we must have a high degree of confidence in the company's management, their products and their strategy. Our goal is to uncover stocks with a catalyst for potential growth. These catalysts include forward-thinking new management, innovative products, restructurings and strategic repositionings.

  To a degree, the market's flight to perceived quality did hurt the fund's relative performance. Our valuation discipline discouraged us from investing in the high-priced stocks that were driving the market, and placed many quality growth stocks outside of our reach.

Q     WOULD YOU SHARE SOME EXAMPLES THAT TYPIFY YOUR STOCK-SELECTION STRATEGY?

A     Oracle is a leading designer of computer software products. The stock was battered in late 1997 and through 1998. Conventional wisdom was against the company: A large percentage of its sales are international, and many investors were concerned that the growth of database demand was slowing. We, however, saw Oracle as an attractively valued opportunity, and we purchased it late in the summer of 1998. We found the requisite catalyst: Under the guidance of new upper management, Oracle was focusing on exciting software applications. Our analysis suggested that through their database management programming, Oracle could benefit greatly from an increase in Web-based computing. So far, our research and insight have served the fund in good stead.

  Our decision to build the fund's stake in Household International also highlights key elements of our research-intensive approach. Household International's operations include finance and banking, as well as insurance. In 1998, the firm acquired Beneficial, another financial services company. We had owned Beneficial prior to the acquisition, but began to cut back on the fund's exposure to Household International until we could see a clear post-merger story emerge. This proved extremely wise, as we sidestepped losses when the stock declined. Last fall, I visited the company and met with its management. The story was intact, and the merger was playing out as anticipated. Management's

PERFORMANCE UPDATE

more focused approach to credit cards and secured-lending was extremely compelling, and we left our meeting with a high degree of conviction. This, combined with our independent analysis of company fundamentals and balance sheets, led us to bolster the fund's position, and the stock has been an excellent performer during the semiannual period.

Q     HOW DO YOU DECIDE WHEN TO SELL A STOCK?

A     We use the same rigorously researched, growth-at-a-reasonable-price strategy to sell stocks. We monitor and track each stock in the portfolio extremely carefully, alert to any changes in price and fundamentals. We'll sell stocks when their prices reach the pre-established targets that we set for them. This sort of selling, often referred to as "profit taking," requires discipline and long-term focus. Even if a company offers great potential, we won't want to remain invested in it if its price exceeds its long-term growth prospects.

  We also eliminate stocks from the portfolio when we believe that fundamentals are deteriorating, or when the catalyst that originally attracted us to the company shows signs of fading. So, here, too, we're keeping a close eye about what's going on at the company, including changes in strategic directions, or departures of key employees.

Q     COULD YOU PROVIDE US WITH EXAMPLES OF BOTH THE PROFIT-TAKING AND
CATALYST-FADING SCENARIOS?

A     ALZA provides a good example of our profit-taking sell strategy. We purchased ALZA in 1997. Although the stock didn't enjoy abundant publicity at that time, ALZA had a sound product pipeline of drug delivery systems. In late 1998, the company began to attract greater attention from Wall Street and its stock price rose. Additionally, it began to enter a new stage in its operations. At this juncture, we began to take profits, eventually eliminating it from the portfolio.

  In contrast, we sold Alcatel when we saw signals that the original catalyst was beginning to fade. Alcatel is a French telecommunications firm that initially seemed well poised to benefit from the expansion of the European telecommunications industry. However, our analysis of the firm began to cast doubt on the company's long-term merits. Alcatel issued disappointing earnings announcements, and it became apparent to us that the firm's management did not have a good grasp of the infrastructure needs of European companies.

Q     ALTHOUGH THE FUND'S STOCK HOLDINGS TURNED IN COMPELLING GAINS OVERALL,
WERE THERE AREAS THAT DIDN'T WORK OUT AS WELL AS EXPECTED?

A     Energy stocks continued to fight against the tide of poor investor sentiment. An oversupply of cheaply priced crude oil took a toll on oil-service companies. However, we don't believe that this climate will last forever, so the fund continues to have modest energy-stock exposure. Within the fund's oil-stock exposure, we are favoring quality companies with leadership status.

  Impeded by regulatory concerns, railroad stocks have also faced an uphill climb. Nonetheless, we do believe that some railroad stocks, such as Canadian National Railway and Norfolk Southern, continue to offer attractively priced earnings-growth potential. We also believe that railroad stocks could benefit the fund should economic growth accelerate.

Q     YOU'VE MENTIONED THAT TOWARD THE END OF THE SEMIANNUAL PERIOD, TECHNOLOGY
STOCKS DROVE THE STOCK MARKET. WHAT SORT OF TECHNOLOGY EXPOSURE DOES THE FUND HAVE?

A     Technology stocks are well represented in the portfolio. We prefer quality, established companies over less-tested issues. Stocks that we're backing with special conviction include Cisco Systems, Oracle and Texas Instruments. Through hardware, software, and component operations, these companies are fueling the growth of the Internet, while also offering demonstrated histories of earnings growth -- something that most of the fledgling ".com" companies just don't offer.

Q     GIVEN THE CHALLENGES OF THE PAST SIX MONTHS, HOW HAVE YOU STRUCTURED THE
REMAINDER OF THE EQUITY HOLDINGS?

A     In addition to technology stocks, consumer nondurables stocks (see Terms
To Know) are another important theme in the portfolio. We've found appealing media stocks that satisfy our GARP criteria, including Time Warner and Univision Communication, both broadcasting/entertainment stocks, and Young & Rubicam, an advertising firm.

  Relative to the S&P 500 index, the fund is overweighted in food stocks. We're finding valuations we like, as well as compelling catalysts. For instance, through its acquisition of American Stores, Albertson's is taking a leading role in the grocery industry's consolidation. Meanwhile, we feel that H.J. Heinz Co.'s new, more-aggressive management could be a catalyst for improved long-term growth. We've also backed McCormick & Co. with conviction. Our research indicates that the stock is attractively valued relative to its long-term growth potential.

PERFORMANCE UPDATE

McCormick & Co. faces a low level of competition, further bolstering its appeal.

  Within the utilities sector, we've gravitated to telecommunications stocks. These stocks tend to offer better growth than gas or electric utilities. We like AT&T quite a bit. Under new Chief Executive Officer Michael Armstrong, the company really seems to be taking off, making strategic acquisitions and building relationships with cable and wireless companies. Other telecommunications holdings give the fund exposure to rapidly growing regional bell operators (Cincinnati Bell) and long-distance providers (MCI WorldCom).

  We're finding fewer attractively priced choices within the health care sector. Nonetheless, some stocks have met our criteria. The fund holds pharmaceutical powerhouses Pfizer and Eli Lilly & Co. We also believe that Medtronic, a medical technology firm, offers high upside potential. Medtronic struggled in the past to meet earnings expectations, but we believe that the strong new-product cycles and recent acquisitions are good potential catalysts for rapid earnings growth.

  In the financial services group, the fund had been more heavily weighted in insurance stocks than it is now. Our research suggests that in order to bolster their earnings-growth numbers, the insurance industry would have to begin another round of consolidation. The fund is invested more heavily in money-center banks than it had been at the start of the semiannual period. After the August market correction, we took advantage of attractive valuations within the money-center bank group to build positions.

Q     AS THE FUND ENTERS THE SECOND HALF OF THE FISCAL YEAR, HOW DO YOU FEEL
ABOUT THE MARKET CLIMATE?

A     When it comes to the short-term stock market activity, no one can guarantee what's coming around the bend. There's every reason to believe that short-term volatility will continue, however.

  That said, I think that there are still ample opportunities for long-term investors. It's just a question of knowing where to seek those opportunities. Discipline and thorough research continue to direct our pursuit, and we place high confidence in these guides.

        (For more information on individual holdings, see the next page)

LARGEST HOLDINGS

THE FUNDS' LARGEST STOCK HOLDINGS*
Percentage based on the funds' total common stock holdings on January 31, 1999


--------------------------------------------------------------------------------------------
 HOLDINGS               SERIES I   SERIES II   SERIES III   SERIES IV   SERIES V   SERIES VI
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
CISCO SYSTEMS             3.0%       3.6%         2.8%        2.9%        3.0%       3.0%
--------------------------------------------------------------------------------------------
TEXAS INSTRUMENTS         2.8%       2.3%         2.5%        2.5%        3.3%       2.5%
--------------------------------------------------------------------------------------------
MICROSOFT                 2.2%       2.1%         2.0%        2.4%        2.1%       1.7%
--------------------------------------------------------------------------------------------
HEWLETT-PACKARD           2.1%       2.4%         1.6%        1.7%        1.7%       2.1%
--------------------------------------------------------------------------------------------
MOTOROLA                  2.0%       1.7%         1.9%        1.5%        2.0%       1.6%
--------------------------------------------------------------------------------------------
MEDTRONIC                 2.0%       1.8%         1.7%        1.8%        2.0%       1.9%
--------------------------------------------------------------------------------------------
ABBOTT                    1.9%       2.2%         2.0%        2.1%        1.9%       2.2%
LABORATORIES
--------------------------------------------------------------------------------------------
RAYTHEON                  1.8%       1.6%         1.6%        1.5%        1.6%       1.8%
--------------------------------------------------------------------------------------------
MCI WORLDCOM              1.7%       1.7%         1.9%        1.9%        1.7%       1.8%
--------------------------------------------------------------------------------------------
GENERAL ELECTRIC          1.7%       1.8%         1.9%        2.1%        2.0%       2.0%
--------------------------------------------------------------------------------------------

*The funds' holdings are subject to change.

LARGEST HOLDINGS

DESCRIPTION OF YOUR FUNDS' LARGEST HOLDINGS

-----------------------------------------------------------------------------
HOLDINGS
-----------------------------------------------------------------------------
 CISCO SYSTEMS                Largest, most comprehensive supplier of routing
                              systems that direct the flow of data between
                              local area networks.
-----------------------------------------------------------------------------

 TEXAS                        A high technology company with sales or
 INSTRUMENTS                  manufacturing operations in more than 30
                              countries. Products and services include
                              semiconductors, defense electronic systems,
                              software productivity tools, computer
                              peripheral products and consumer products.
-----------------------------------------------------------------------------

 MICROSOFT                    Develops, markets and supports a variety of
                              microcomputer software, operating systems,
                              language and application programs, related
                              books and peripheral devices.
-----------------------------------------------------------------------------

 HEWLETT-PACKARD              Produces computer and electronic equipment,
                              including computer systems, printers, scanners,
                              and data-storage devices.
-----------------------------------------------------------------------------

 MOTOROLA                     Manufactures electronic communications
                              equipment and components.
-----------------------------------------------------------------------------

 MEDTRONIC                    Develops, manufactures, and markets therapeutic
                              medical devices designed to improve
                              cardiovascular and neurological health.
-----------------------------------------------------------------------------

 ABBOTT LABORATORIES          Engaged in the discovery, development,
                              manufacture and sale of a diversified line of
                              health care products and services.
-----------------------------------------------------------------------------

 RAYTHEON                     A diversified technology-based company active
                              in electronics, aircraft products, and energy
                              and environmental services.
-----------------------------------------------------------------------------

 MCI WORLDCOM                 One of the largest long distance
                              telecommunications companies in the world,
                              offering domestic and international voice, data
                              and video products and services.
-----------------------------------------------------------------------------

 GENERAL ELECTRIC             Operates in major businesses including power
                              generators, appliances, lighting, plastics,
                              medical systems, aircraft engines, financial
                              services and broadcasting.
-----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND

SERIES I THROUGH SERIES VI
Portfolio of Investments at January 31, 1999 (unaudited)
(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                 SERIES I                SERIES II
-----------------------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL             PRINCIPAL
                                                                             AMOUNT      VALUE     AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------

    U.S. GOVERNMENT
    OBLIGATIONS--37.2%,
    52.5%, 48.6%, 54.2%,
    48.8% AND 57.8%
                                       U.S. Treasury, zero coupon, 1999
                                         through 2006                        $41,600    $40,146    $89,900    $83,782
                                       (Cost: $38,872, $79,664, $54,355,
                                       $66,074, $53,949 and $37,933)
                                       --------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF                 NUMBER OF
              COMMON STOCKS                                              SHARES        VALUE       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--5.4% 4.3%, 4.6%,
    4.2%, 4.4%
    AND 3.8%
                                       AT&T Corp.                           11,000         998      13,000        1,180
                                       Ameritech Corp.                       8,000         521       8,000          521
                                       Bell Atlantic Corp.                  12,500         750      14,000          840
                                       Cincinnati Bell, Inc.                29,000         589      34,000          691
                                       Frontier Corp.                       20,000         722      22,000          795
                                    (a)MCI WorldCom, Inc.                   14,000       1,116      16,000        1,276
                                       SBC Communications, Inc.             11,200         605      16,000          864
                                       US West, Inc.                         8,000         493      10,000          617
                                       ----------------------------------------------------------------------------------
                                                                                         5,794                    6,784
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--3.8%,
    2.8%, 3.2%, 3.0%, 3.2%
    AND 2.7%
                                       Dayton Hudson Corp.                   7,000         446       9,500          606
                                       Dollar General Corp.                  8,000         200       9,000          224
                                       Home Depot                           13,000         785      13,000          785
                                       May Department Stores Co.            14,000         845      15,900          960
                                    (a)Mirage Resorts, Inc.                 24,000         342      32,000          458
                                       Newell Co.                           18,100         752      17,700          736
                                       Wal-Mart Stores, Inc.                 8,000         688       8,000          688
                                       ----------------------------------------------------------------------------------
                                                                                         4,058                    4,457
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--5.4%, 4.1%,
    4.5%, 4.1%, 4.5%
    AND 3.9%
                                       Albertson's, Inc.                    11,500         701      13,000          793
                                       Coca-Cola Co.                        11,000         720      11,000          720
                                       ConAgra, Inc.                        17,200         559      17,200          559
                                       Dean Foods Co.                        6,100         238       6,900          269
                                       Dial Corp.                           20,800         568      22,800          623
                                       H.J. Heinz Co.                       13,000         732      15,600          878
                                       McCormick & Co.                      30,000         883      31,000          913
                                       PepsiCo                              18,000         703      21,000          820
                                       Procter & Gamble Co.                  8,000         727      10,000          909
                                         ----------------------------------------------------------------------------------
                                                                                         5,831                    6,484
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--.8%, .6%, .7%, .6%, .7%
    AND .6%
                                       Federal-Mogul Corp.                  15,000         889      17,000        1,007
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.5%, 1.9%, 2.1%, 1.9%,
    2.1% AND 1.7%
                                       Chevron Corp.                         9,600         718       8,400          628
                                    (a)Conoco, Inc. "A"                     14,200         283      16,300          325
                                       Mobil Corp.                           6,400         561       9,800          859
                                       Royal Dutch Petroleum Co.            11,000         441      11,000          441
                                       Texaco                                8,500         403       9,500          450
                                       Unocal Corp.                         11,000         314      11,000          314
                                       ----------------------------------------------------------------------------------
                                                                                         2,720                    3,017

PORTFOLIO OF INVESTMENTS

----------------------------------------------------------------------------------------------
       SERIES III                SERIES IV               SERIES V                SERIES VI
----------------------------------------------------------------------------------------------
     PRINCIPAL              PRINCIPAL              PRINCIPAL              PRINCIPAL
      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE
----------------------------------------------------------------------------------------------
      $68,100    $ 59,303    $84,200    $ 69,965    $83,700    $ 63,717    $60,400    $42,723
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
     NUMBER OF             NUMBER OF             NUMBER OF             NUMBER OF
      SHARES      VALUE     SHARES      VALUE     SHARES      VALUE     SHARES      VALUE
--------------------------------------------------------------------------------------------

       11,000        998     11,000        998     11,000        998      6,000        545
        8,000        521      6,000        391      8,000        521      4,000        261
       12,500        750     12,500        750     12,500        750      5,500        330
       28,000        569     28,000        569     29,000        589     14,000        284
       19,000        686     16,800        607     20,000        722     10,000        361
       14,000      1,116     14,000      1,116     14,000      1,116      7,000        558
        9,800        529      9,400        508     11,000        594      5,700        308
        7,000        432      7,000        432      8,000        493      3,000        185
--------------------------------------------------------------------------------------------
                   5,601                 5,371                 5,783                 2,832
--------------------------------------------------------------------------------------------

        6,500        414      7,000        446      8,000        510      4,000        255
        7,000        175      7,000        175      8,000        200      4,000        100
       13,000        785     13,000        785     13,000        785      6,500        392
        9,900        598      9,900        598     13,800        833      6,600        398
       31,000        444     31,000        444     31,000        444     15,000        215
       18,100        752     16,100        669     18,100        752      8,600        357
        8,000        688      8,000        688      8,000        688      3,000        258
--------------------------------------------------------------------------------------------
                   3,856                 3,805                 4,212                 1,975
--------------------------------------------------------------------------------------------

       10,500        641     10,500        641     11,500        701      5,800        354
       11,000        720      9,000        588     11,000        720      5,000        327
       17,200        559     17,200        559     17,200        559     11,400        371
        6,100        238      6,100        238      6,100        238      2,600        101
       20,700        565     20,800        568     20,800        568      9,900        270
       10,400        586     10,400        586     13,000        732      6,500        366
       28,000        824     26,000        765     30,000        883     14,000        412
       16,000        625     16,000        625     18,000        703      8,000        313
        8,000        727      8,000        727      8,000        727      4,000        364
--------------------------------------------------------------------------------------------
                   5,485                 5,297                 5,831                 2,878
--------------------------------------------------------------------------------------------

       13,000        770     13,000        770     15,000        889      7,000        415
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

        8,400        628      8,400        628      9,600        718      3,600        269
       12,700        253     12,200        243     14,000        279      6,800        136
        6,600        579      6,400        561      7,000        614      3,800        333
       11,000        441     10,000        401     10,000        401      5,500        220
        7,200        341      7,200        341      9,500        450      4,000        190
       11,000        314     11,000        314     11,000        314      5,000        143
--------------------------------------------------------------------------------------------
                   2,556                 2,488                 2,776                 1,291

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)

[CAPTION]

-------------------------------------------------------------------------------------------------------------------------
                                                                              SERIES I                    SERIES II
-------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF                 NUMBER OF
                                                                         SHARES        VALUE       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------

    FINANCE--7.8%, 6.0%,
    6.4%, 5.9%, 6.5% AND 5.4%
                                       American Express Co.                  5,000    $    514       5,000     $    514
                                       American International
                                         Group, Inc.                         7,000         721       7,000          721
                                       BancBoston Corp.                     10,000         369      12,000          443
                                       BankAmerica Corp.                    11,184         748      14,579          975
                                       Chase Manhattan Corp.                 9,000         692       9,000          692
                                       CIGNA Corp.                           7,500         618       7,800          643
                                       Citigroup, Inc.                      12,500         701      14,000          785
                                       Compass Bancshares                   11,600         413      11,800          420
                                       Federal National Mortgage
                                         Association                         6,500         474       8,000          583
                                       First Security Corporation
                                         of Utah                            15,600         318      19,000          387
                                       First Tennessee National
                                         Corp.                              10,000         366      10,000          366
                                       Household International              19,946         876      21,919          963
                                       Jefferson-Pilot Corp.                11,000         833      15,500        1,174
                                       MGIC Investment Corp.                 9,600         352      11,400          418
                                       UNUM Life Insurance Company
                                         of America                          7,000         423       8,000          483
                                       ----------------------------------------------------------------------------------
                                                                                         8,418                    9,567
-------------------------------------------------------------------------------------------------------------------------

    HEALTH CARE--8.5%, 7.1% 7.3%,
    6.5%, 7.3% AND 6.5%
                                       Abbott Laboratories                  27,000       1,254      36,000        1,672
                                       American Home Products Corp.         10,100         593      14,500          851
                                       Baxter International, Inc.           10,000         709      11,000          780
                                       Becton Dickinson & Co.               22,000         787      26,000          929
                                       Bristol-Myers Squibb Co.              8,000       1,026      11,000        1,410
                                       Eli Lilly & Co.                      10,000         937      12,000        1,124
                                       Glaxo Wellcome PLC (ADR)              7,000         475       7,000          475
                                       Medtronic, Inc.                      15,909       1,268      16,735        1,334
                                       Pfizer, Inc.                          5,000         643       5,000          643
                                       Schering-Plough Corp.                12,000         654      16,000          872
                                       SmithKline Beecham Group PLC (ADR)   8,000          543      12,000          814
                                       Warner-Lambert Co.                    5,000         361       6,000          433
                                       ----------------------------------------------------------------------------------
                                                                                         9,250                   11,337
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--3.1%, 2.4%,
    2.6%, 2.5%, 2.7% AND 2.3%
                                       Emerson Electric Co.                 13,400         780      16,800          978
                                       General Electric Co.                 10,600       1,112      12,600        1,321
                                       Raytheon Co. "A"                     20,524       1,144      21,948        1,224
                                       Tyco International Ltd.                  49           4          54            4
                                       Waste Management, Inc.                6,000         300       7,000          350
                                       ----------------------------------------------------------------------------------
                                                                                         3,340                    3,877
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--5.5%, 4.3%,
    4.6%, 4.1%, 4.5% AND 3.8%
                                    (a)CBS Corp.                            30,600       1,040      29,000          986
                                    (a)Infinity Broadcasting
                                         Corp.                              11,900         329      15,900          440
                                    (a)Jacor Communications "A"              6,000         419       8,000          557
                                       R.R. Donnelley & Sons Co.            24,800         936      28,100        1,059
                                    (a)Tele-Comm Liberty Media
                                         Group "A"                          18,000         972      20,000        1,080
                                       Time Warner, Inc.                    10,400         650      12,400          775
                                       Tribune Co.                           8,000         511      10,000          639
                                    (a)Univision Communication
                                         Inc.                               10,500         471      15,400          691
                                    (a)Young & Rubicam                      16,300         654      16,300          654
                                       ----------------------------------------------------------------------------------
                                                                                         5,982                    6,881

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------
       SERIES III                SERIES IV               SERIES V                SERIES VI
-----------------------------------------------------------------------------------------------
     NUMBER OF              NUMBER OF              NUMBER OF              NUMBER OF
      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
-----------------------------------------------------------------------------------------------

        4,000    $    412      4,000    $    412      5,000    $    514      2,500    $   257
        6,000         618      6,000         618      7,000         721      3,300        339
        9,184         614      9,184         614     11,184         748      5,526        369
       10,000         369     10,000         369     10,000         369      4,000        148
        9,000         692      9,000         692      9,000         692      4,000        308
        7,800         643      7,800         643      7,800         643      3,900        321
       13,000         729     13,000         729     13,000         729      6,500        364
        8,600         306      8,600         306      8,600         306      4,800        171
        5,800         422      4,200         307      6,500         474      2,500        182
       15,600         318     15,600         318     15,600         318      8,000        163
       10,000         366     10,000         366     10,000         366      5,000        183
       17,932         789     17,932         789     19,932         876      9,313        409
        9,500         720      9,500         720     12,500         948      6,000        454
        9,100         332      9,600         352      9,600         352      4,100        150
        7,000         423      7,000         423      7,000         423      3,000        181
-----------------------------------------------------------------------------------------------
                    7,753                  7,658                  8,479                 3,999
-----------------------------------------------------------------------------------------------

       26,000       1,207     26,000       1,207     27,000       1,254     15,000        697
        9,600         563      8,600         504      9,600         563      6,000        352
       10,000         709     10,000         709     10,000         709      5,000        355
       22,000         787     16,000         572     22,000         787      8,000        286
        8,000       1,026      8,000       1,026      8,000       1,026      4,500        577
       10,000         937      8,000         748     12,000       1,124      6,000        562
        7,000         475      6,000         406      7,000         475      3,000        204
       13,083       1,043     13,083       1,043     15,909       1,268      7,541        601
        5,000         643      5,000         643      5,000         643      2,500        322
       12,000         654     12,000         654     12,000         654      7,600        414
        8,000         543      8,000         543     10,000         676      4,000        271
        5,000         361      5,000         361      5,000         361      2,000        144
-----------------------------------------------------------------------------------------------
                    8,948                  8,416                  9,540                 4,785
-----------------------------------------------------------------------------------------------

       13,200         768     13,200         768     13,800         803      6,400        372
       10,800       1,133     11,800       1,238     12,600       1,321      6,000        629
       17,299         964     15,899         886     19,024       1,061      9,812        547
           85           7         10           1         --                     --
        6,000         300      6,000         300      6,000         300      3,000        150
-----------------------------------------------------------------------------------------------
                    3,172                  3,193                  3,485                 1,698
-----------------------------------------------------------------------------------------------

       28,000         952     21,000         712     30,600       1,040     12,600        428
       11,900         329     11,900         329     11,900         329      6,400        177
        6,500         453      6,500         453      7,000         487      3,000        209
       19,300         727     19,300         727     23,700         893     12,300        464

       18,000         972     18,000         972     18,000         972      8,000        432
        9,400         588      9,400         588     10,400         650      5,200        325
        8,000         511      8,000         511      8,000         511      4,000        256
       10,500         471     10,500         471     10,500         471      5,500        247
       16,300         654     14,100         566     14,100         566      6,300        253
-----------------------------------------------------------------------------------------------
                    5,657                  5,329                  5,919                 2,791

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)

-------------------------------------------------------------------------------------------------------------------------
                                                                              SERIES I                    SERIES II
-------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF                 NUMBER OF
                                                                         SHARES        VALUE       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--15.3%,
    12.2%, 12.0%, 11.1%,
    12.8% AND 10.5%
                                    (a)Applied Materials, Inc.              11,000    $    696      12,000     $    759
                                       Automatic Data Processing            12,000         511      14,000          596
                                       Cisco Systems                        17,250       1,928      24,000        2,682
                                       Compaq Computer                      10,000         476      13,200          629
                                    (a)Convergys Corp.                      29,000         522      34,000          612
                                       Hewlett-Packard Co.                  17,400       1,364      22,800        1,787
                                       Intel Corp.                           3,500         493       3,500          493
                                       International Business
                                         Machines                            5,500       1,008       6,500        1,191
                                    (a)Intuit                                7,000         640       8,000          728
                                       Linear Technology Corp.               7,000         712       9,000          916
                                    (a)Microsoft Corp.                       8,000       1,400       9,000        1,575
                                       Motorola                             18,000       1,300      18,000        1,300
                                       Oracle Corp.                         18,600       1,029      20,800        1,151
                                    (a)Seagate Technology                   18,000         731      22,000          895
                                    (a)Sun Microsystems                      7,300         816      10,300        1,152
                                       Texas Instruments                    18,300       1,808      17,600        1,740
                                       Xerox Corp.                           3,400         422       3,400          422
                                    (a)Xilinx, Inc.                          8,000         663      10,000          829
                                       ----------------------------------------------------------------------------------
                                                                                        16,519                   19,457
-------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.7%, 1.2%, 1.2%,
    1.1%, 1.3%
    AND 1.0%
                                       CSX Corp.                             8,000         322       9,000          362
                                       Canadian National Railway
                                         Co.                                11,000         584      11,000          584
                                       Norfolk Southern Corp.               32,000         882      35,600          981
                                       ----------------------------------------------------------------------------------
                                                                                         1,788                    1,927
                                       ----------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS--59.8%, 46.9%, 49.2%,
                                       45.0%, 50.0%, 42.2%
                                       (Cost: $49,015, $55,615, $45,744, $44,001,
                                       $49,491 and $23,826)                             64,589                   74,795
                                       ----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL                PRINCIPAL
                                                                          AMOUNT       VALUE       AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET
    INSTRUMENTS--3.0%, .6%,
    2.2%, .8%, 1.2% AND --%
                                    (b)Repurchase agreement
                                         Investors Fiduciary Trust Co.,
                                         dated 1/29/99, 4.00%, due
                                         2/1/99                          $    239          239     $    --           --
                                       Other
                                         Yield--2.44% to 4.27%
                                         Due--February, 1999                3,000        2,999       1,000          999
                                       ----------------------------------------------------------------------------------
                                       TOTAL MONEY MARKET INSTRUMENTS
                                       (Cost: $3,238, $999, $2,715,
                                       $999, $1,608 and $--)                             3,238                      999
                                       ----------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost: $91,125, $136,278, $102,814, $111,074,
                                       $105,048 and $61,759)                          $107,973                 $159,576
                                       ----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments for federal income tax purposes at January 31, 1999, the unrealized appreciation and depreciation on investments is as follows (in thousands):

---------------------------------------------------------------------------------------------------------------------------
                                                      SERIES I   SERIES II   SERIES III   SERIES IV   SERIES V   SERIES VI
---------------------------------------------------------------------------------------------------------------------------
Cost of investments for federal income tax purposes   $91,125    $136,278     $102,814    $111,074    $105,048    $61,759
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                          17,782      24,333       20,082      18,911      26,528     12,591
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                             934       1,035          931         856         964        448
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            16,848      23,298       19,151      18,055      25,564     12,143
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------
       SERIES III                SERIES IV               SERIES V                SERIES VI
-----------------------------------------------------------------------------------------------
     NUMBER OF              NUMBER OF              NUMBER OF              NUMBER OF
      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE      SHARES      VALUE
-----------------------------------------------------------------------------------------------

        9,000    $    569      8,000    $    506     11,000    $    696      4,000    $   253
       11,000         468     11,000         468     12,000         511      5,000        213
       15,000       1,676     15,000       1,676     17,250       1,928      8,250        922
       10,000         476     10,000         476     10,000         476      6,000        286
       28,000         504     28,000         504     29,000         522     14,000        252
       12,400         972     12,400         972     14,400       1,129      8,500        666
        3,000         423      3,000         423      3,500         493      2,000        282
        6,000       1,099      6,000       1,099      6,500       1,191      3,000        550
        6,000         546      6,000         546      7,000         640      3,500        319
        7,000         712      7,000         712      6,000         610      3,000        305
        7,000       1,225      8,000       1,400      8,000       1,400      3,000        525
       16,000       1,156     12,000         867     18,000       1,300      7,000        506
       16,400         907     16,400         907     18,600       1,029      8,200        454
       17,000         692     17,000         692     17,000         692     10,000        407
        7,000         783      7,000         783      7,000         783      4,000        447
       14,800       1,463     14,800       1,463     21,900       2,165      7,900        781
        3,400         422      3,400         422      3,400         422      2,000        248
        6,600         547      5,600         466      8,500         704      4,000        332
-----------------------------------------------------------------------------------------------
                   14,640                 14,382                 16,691                 7,748
-----------------------------------------------------------------------------------------------

        6,000         241      6,000         241      8,000         322      3,000        121
       11,000         584     10,000         531      9,000         478      3,500        186
       24,800         684     24,800         684     32,000         882     16,700        460
-----------------------------------------------------------------------------------------------
                    1,509                  1,456                  1,682                   767
-----------------------------------------------------------------------------------------------
                   59,947                 58,165                 65,287                31,179
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     PRINCIPAL              PRINCIPAL              PRINCIPAL              PRINCIPAL
      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE      AMOUNT      VALUE
-----------------------------------------------------------------------------------------------

      $  717          717    $   --           --    $  609          609    $   --          --
       2,000        1,998     1,000          999     1,000          999        --          --
-----------------------------------------------------------------------------------------------
                    2,715                    999                  1,608                    --
-----------------------------------------------------------------------------------------------
                 $121,965               $129,129               $130,612               $73,902
-----------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1999 (unaudited)
(IN THOUSANDS)

                                                                             SERIES
                                              --------------------------------------------------------------------
                                                 I           II         III          IV          V           VI


------------------------------------------------------------------------------------------------------------------
  ASSETS
------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $91,125,
$136,278, $102,814, $111,074, $105,048
and $61,759)                                  $107,973     159,576     121,965     129,129     130,612      73,902
------------------------------------------------------------------------------------------------------------------
Cash                                                --          --          --          --          --         350
------------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                               1,334       1,275       1,082         905       1,260         505
------------------------------------------------------------------------------------------------------------------
  Dividends and interest                            63          72          61          59          64          31
------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                               109,370     160,923     123,108     130,093     131,936      74,788
------------------------------------------------------------------------------------------------------------------
  LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------------------------------------------
Cash overdraft                                      24         548          --         704         200          --
------------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                          1,262       1,414       1,262       1,262       1,262         615
------------------------------------------------------------------------------------------------------------------
  Fund shares redeemed                              30          67         162         187          16          52
------------------------------------------------------------------------------------------------------------------
  Management fee                                    43          63          50          51          52          30
------------------------------------------------------------------------------------------------------------------
  Administrative services fee                       29          39          30          29          31          13
------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                                  29          60          49          60          29          38
------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                          46          35          19          32          73          49
------------------------------------------------------------------------------------------------------------------
    Total liabilities                            1,463       2,226       1,572       2,325       1,663         797
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                    $107,907     158,697     121,536     127,768     130,273      73,991
------------------------------------------------------------------------------------------------------------------
  ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------------------------------------------
Paid-in capital                               $ 91,173     135,713     102,436     109,832     104,751      62,341
------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on
investments                                       (371)       (844)       (344)       (459)       (403)        (83)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments      16,848      23,298      19,151      18,055      25,564      12,143
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss)         257         530         293         340         361        (410)
------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                                   $107,907     158,697     121,536     127,768     130,273      73,991
------------------------------------------------------------------------------------------------------------------
  THE PRICING OF SHARES
------------------------------------------------------------------------------------------------------------------
Shares outstanding                              10,286      13,083      11,705      11,960      12,874       6,490
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE (net assets / shares outstanding)       $  10.49       12.13       10.38       10.68       10.12       11.40
------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended January 31, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------
                                                                                        SERIES
                                                             I           II         III          IV          V          VI
------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
  Interest                                                 $1,802       3,241       2,098       2,037       2,130      1,244
------------------------------------------------------------------------------------------------------------------------------
  Dividends                                                   367         410         336         322         365        174
------------------------------------------------------------------------------------------------------------------------------
    Total investment income                                 2,169       3,651       2,434       2,359       2,495      1,418
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                              258         387         292         310         313        178
------------------------------------------------------------------------------------------------------------------------------
  Administrative services fee                                 129         194         146         155         157         86
------------------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses       44          72          62          69          66         38
------------------------------------------------------------------------------------------------------------------------------
  Professional fees                                            12          18          14          14          15          8
------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                      18          26          18          24          19         18
------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                     27          34          26          32          40         23
------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                            488         731         558         604         610        351
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                       1,681       2,920       1,876       1,755       1,885      1,067
------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
  Net realized loss on sales of investments                  (427)       (758)       (357)       (386)       (287)       (73)
------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
  on investments                                            7,499       9,407       8,539       9,652      10,538      6,173
------------------------------------------------------------------------------------------------------------------------------
Net gain on investments                                     7,072       8,649       8,182       9,266      10,251      6,100
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $8,753      11,569      10,058      11,021      12,136      7,167
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
(in thousands)

------------------------------------------------------------------------------------------------------------------
                                                        SERIES I                             SERIES II
------------------------------------------------------------------------------------------------------------------

                                              SIX MONTHS                           SIX MONTHS
                                                ENDED                 YEAR           ENDED                 YEAR
                                             JANUARY 31,             ENDED        JANUARY 31,             ENDED
                                                 1999               JULY 31,          1999               JULY 31,
                                             (UNAUDITED)              1998        (UNAUDITED)              1998
------------------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------
  Net investment income                        $  1,681               3,705           2,920                6,273
------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                         (427)             11,237            (758)              12,702
------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation           7,499              (7,635)          9,407               (8,609)
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                   8,753               7,307          11,569               10,366
------------------------------------------------------------------------------------------------------------------
  Distribution from net investment income        (3,553)             (3,920)         (6,057)              (6,567)
------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            (7,757)            (12,075)         (8,476)             (14,360)
------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                 (11,310)            (15,995)        (14,533)             (20,927)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital
share transactions                                4,125              (2,090)          3,224               (4,385)
------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,568             (10,778)            260              (14,946)
------------------------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------------------------
Beginning of period                             106,339             117,117         158,437              173,383
------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                  $107,907             106,339         158,697              158,437
------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD                        $    257               2,129             530                3,667
------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS


---------------------------------------------------------------------------------------------------------
        SERIES III                 SERIES IV                 SERIES V                  SERIES VI
---------------------------------------------------------------------------------------------------------

   SIX MONTHS                SIX MONTHS                SIX MONTHS                SIX MONTHS
     ENDED         YEAR        ENDED         YEAR        ENDED         YEAR        ENDED         YEAR
  JANUARY 31,     ENDED     JANUARY 31,     ENDED     JANUARY 31,     ENDED     JANUARY 31,     ENDED
      1999       JULY 31,       1999       JULY 31,       1999       JULY 31,       1999       JULY 31,
  (UNAUDITED)      1998     (UNAUDITED)      1998     (UNAUDITED)      1998     (UNAUDITED)      1998
---------------------------------------------------------------------------------------------------------
      1,876        4,139        1,755         3,891       1,885         4,156       1,067        2,290
---------------------------------------------------------------------------------------------------------
       (357)      10,444         (386)       10,153        (287)       11,794         (73)       4,581
---------------------------------------------------------------------------------------------------------
      8,539       (6,524)       9,652        (4,798)     10,538        (6,015)      6,173       (1,054)
---------------------------------------------------------------------------------------------------------
     10,058        8,059       11,021         9,246      12,136         9,935       7,167        5,817
---------------------------------------------------------------------------------------------------------
     (3,972)      (4,303)      (3,676)       (4,220)     (3,914)       (4,539)     (2,773)      (2,370)
---------------------------------------------------------------------------------------------------------
     (7,192)     (11,501)      (6,908)      (10,945)     (8,413)      (12,545)     (3,257)      (4,917)
---------------------------------------------------------------------------------------------------------
    (11,164)     (15,804)     (10,584)      (15,165)    (12,327)      (17,084)     (6,030)      (7,287)
---------------------------------------------------------------------------------------------------------
      4,558       (1,269)       2,914        (5,594)      4,578        (4,096)      2,367       (1,214)
---------------------------------------------------------------------------------------------------------
      3,452       (9,014)       3,351       (11,513)      4,387       (11,245)      3,504       (2,684)
---------------------------------------------------------------------------------------------------------
    118,084      127,098      124,417       135,930     125,886       137,131      70,487       73,171
---------------------------------------------------------------------------------------------------------
    121,536      118,084      127,768       124,417     130,273       125,886      73,991       70,487
---------------------------------------------------------------------------------------------------------
        293        2,389          340         2,261         361         2,390        (410)       1,296
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     DESCRIPTION OF THE
     FUND Kemper Retirement Fund Series I, II, III, IV, V and VI (the funds) are series of Kemper Target Equity Fund (the trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each fund is as follows:

                                         FUND       MATURITY DATE
                                         ----       -------------
                                       Series I   November 15, 1999
                                       Series II  August 15, 2000
                                       Series
                                       III        February 15, 2002
                                       Series IV  February 15, 2003
                                       Series V   November 15, 2004
                                       Series VI  May 15, 2006

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the funds' portfolios, as well as by a guarantee from Scudder Kemper Investments, Inc., the funds' investment manager.

--------------------------------------------------------------------------------

2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on the Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the exdividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS


                             EXPENSES. Expenses arising in connection with a series of the trust are allocated to that series. Other trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares were sold during limited offering periods which ended during the years 1990 through 1997, and are redeemed on a continuous basis. Fund shares were sold and are redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange by dividing the total value of each fund's investments and other assets, less liabilities, by the respective number of shares outstanding.

                             FEDERAL INCOME TAXES. Each fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The funds declare and pay dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The funds have a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pay a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The funds incurred a management fee of $1,738,000 for the six months ended January 31, 1999.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the funds' investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the funds has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             ADMINISTRATIVE SERVICES AGREEMENT. The trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the funds pay KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the funds to KDI for the six months ended January 31, 1999 are $867,000, of which $2,000 was paid by KDI to affiliates.

NOTES TO FINANCIAL STATEMENTS


                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the trust's transfer agent, KSvC is the shareholder service agent for the funds. Under the agreement, KSvC received shareholder services fees of $223,000 for the six months ended January 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the trust are also officers or directors of Scudder Kemper. During the six months ended January 31, 1999, the funds made no payments to their officers and incurred trustees' fees of $65,000 to independent trustees.

--------------------------------------------------------------------------------

4
     INVESTMENT
     TRANSACTIONS            For the six months ended January 31, 1999,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                                                              SERIES I   SERIES II   SERIES III   SERIES IV   SERIES V   SERIES VI
                                                              --------   ---------   ----------   ---------   --------   ---------
                                       Purchases              $31,025     35,401       29,624      28,616      31,217     14,899
                                       Proceeds from sales     35,111     38,824       33,582      33,149      34,851     16,148

--------------------------------------------------------------------------------

5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the funds (in thousands):

                                                               SIX MONTHS ENDED         YEAR ENDED
                                                               JANUARY 31, 1999        JULY 31, 1998
                                                              ------------------    -------------------
                                                              SHARES     AMOUNT     SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------
SERIES I
-------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                    1,088    $ 10,887      1,563    $ 15,719
-------------------------------------------------------------------------------------------------------
 Shares redeemed                                                (647)     (6,762)    (1,595)    (17,809)
-------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share transactions                $  4,125               $ (2,090)
-------------------------------------------------------------------------------------------------------
 SERIES II
-------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                    1,200    $ 14,022      1,810    $ 21,124
-------------------------------------------------------------------------------------------------------
 Shares redeemed                                                (887)    (10,798)    (1,999)    (25,509)
-------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share transactions                $  3,224               $ (4,385)
-------------------------------------------------------------------------------------------------------
 SERIES III
-------------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                    1,092    $ 10,897      1,693    $ 16,384
-------------------------------------------------------------------------------------------------------
 Shares redeemed                                                (609)     (6,339)    (1,684)    (17,653)
-------------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share transactions                $  4,558               $ (1,269)
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


                                                              SIX MONTHS ENDED         YEAR ENDED
                                                              JANUARY 31, 1999       JULY 31, 1998
                                                              ----------------       -------------
                                                              SHARES    AMOUNT     SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------
SERIES IV
-----------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                   1,000     $10,296     1,532    $ 15,350
-----------------------------------------------------------------------------------------------------
 Shares redeemed                                               (693)     (7,382)   (1,932)    (20,944)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share transactions                $ 2,914              $ (5,594)
-----------------------------------------------------------------------------------------------------
 SERIES V
-----------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                   1,228     $11,944     1,782    $ 16,939
-----------------------------------------------------------------------------------------------------
 Shares redeemed                                               (729)     (7,366)   (2,031)    (21,035)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share transactions                $ 4,578              $ (4,096)
-----------------------------------------------------------------------------------------------------
 SERIES VI
-----------------------------------------------------------------------------------------------------
 Shares issued in reinvestment of dividends                     534     $ 5,871       696    $  7,349
-----------------------------------------------------------------------------------------------------
 Shares redeemed                                               (308)     (3,504)     (757)     (8,563)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) from capital share transactions                $ 2,367              $ (1,214)
-----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------
                                                                      SERIES I
------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS      YEAR      MONTH
                                              ENDED       ENDED      ENDED         YEAR ENDED JUNE 30,
                                           JANUARY 31,   JULY 31,   JULY 31,   ---------------------------
                                              1999         1998       1997      1997      1996      1995
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  10.80       11.86      11.24      11.46     11.19     10.67
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .19         .40        .03        .42       .44       .45
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .71         .25        .59       1.48      1.03      1.20
------------------------------------------------------------------------------------------------------------
Total from investment operations                 .90         .65        .62       1.90      1.47      1.65
------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .38         .42         --        .44       .44       .41
------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .83        1.29         --       1.68       .76       .72
------------------------------------------------------------------------------------------------------------
Total dividends                                 1.21        1.71         --       2.12      1.20      1.13
------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  10.49       10.80      11.86      11.24     11.46     11.19
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   8.87%       6.56       5.52      18.43     13.91     17.03
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                         .93%        .94        .84        .93       .95       .97
------------------------------------------------------------------------------------------------------------
Net investment income                           3.29%       3.30       3.38       3.60      3.68      3.96
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $107,907     106,339    117,117    111,810   107,303   106,482
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              53%         80         86         94        71        63
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                      SERIES II
------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS      YEAR      MONTH
                                              ENDED       ENDED      ENDED         YEAR ENDED JUNE 30,
                                           JANUARY 31,   JULY 31,   JULY 31,   ---------------------------
                                              1999         1998       1997      1997      1996      1995
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  12.41       13.38      12.77      13.01     12.94     12.30
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .25         .52        .05        .56       .58       .60
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .67         .23        .56       1.29       .77      1.25
------------------------------------------------------------------------------------------------------------
Total from investment operations                 .92         .75        .61       1.85      1.35      1.85
------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .50         .54         --        .59       .57       .57
------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .70        1.18         --       1.50       .71       .64
------------------------------------------------------------------------------------------------------------
Total dividends                                 1.20        1.72         --       2.09      1.28      1.21
------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  12.13       12.41      13.38      12.77     13.01     12.94
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   7.78%       6.46       4.78      15.56     10.92     16.52
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                         .93%        .94        .90        .92       .94       .96
------------------------------------------------------------------------------------------------------------
Net investment income                           3.78%       3.80       3.98       4.08      4.16      4.54
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $158,697     158,437    173,383    167,170   168,425   173,337
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              43%         57         67         70        54        47
------------------------------------------------------------------------------------------------------------

NOTE FOR ALL SERIES: Total return does not reflect the effect of any sales charges. Data for the period ended January 31, 1999 is unaudited.

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------
                                                                     SERIES III
------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS      YEAR      MONTH
                                              ENDED       ENDED      ENDED         YEAR ENDED JUNE 30,
                                           JANUARY 31,   JULY 31,   JULY 31,   ---------------------------
                                              1999         1998       1997      1997      1996      1995
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  10.52       11.33      10.75      10.95     10.75      9.87
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .18         .39        .04        .42       .43       .44
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .72         .27        .54       1.22       .78      1.24
------------------------------------------------------------------------------------------------------------
Total from investment operations                 .90         .66        .58       1.64      1.21      1.68
------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .37         .40         --        .43       .44       .43
------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .67        1.07         --       1.41       .57       .37
------------------------------------------------------------------------------------------------------------
Total dividends                                 1.04        1.47         --       1.84      1.01       .80
------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  10.38       10.52      11.33      10.75     10.95     10.75
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   8.95%       6.68       5.40      16.38     11.72     18.37
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                         .96%        .95        .83        .95       .96      1.00
------------------------------------------------------------------------------------------------------------
Net investment income                           3.23%       3.36       3.63       3.61      3.67      4.14
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $121,536     118,084    127,098    122,334   121,488   124,681
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              47%         67         79         74        59        52
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                      SERIES IV
------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS      YEAR      MONTH
                                              ENDED       ENDED      ENDED         YEAR ENDED JUNE 30,
                                           JANUARY 31,   JULY 31,   JULY 31,   ---------------------------
                                              1999         1998       1997      1997      1996      1995
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  10.68       11.28      10.69      10.70     10.07      8.83
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .16         .35        .03        .39       .40       .39
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .79         .38        .56       1.17       .64      1.22
------------------------------------------------------------------------------------------------------------
Total from investment operations                 .95         .73        .59       1.56      1.04      1.61
------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .33         .37         --        .38       .41       .37
------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .62         .96         --       1.19        --        --
------------------------------------------------------------------------------------------------------------
Total dividends                                  .95        1.33         --       1.57       .41       .37
------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  10.68       10.68      11.28      10.69     10.70     10.07
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   9.22%       7.27       5.52      15.73     10.47     18.95
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                         .97%        .98        .88        .96       .95       .97
------------------------------------------------------------------------------------------------------------
Net investment income                           2.84%       2.98       3.22       3.35      3.46      4.01
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $127,768     124,417    135,930    131,225   138,858   152,179
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              43%         59         66         66        52        45
------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------
                                                                      SERIES V
------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS      YEAR      MONTH
                                              ENDED       ENDED      ENDED         YEAR ENDED JUNE 30,
                                           JANUARY 31,   JULY 31,   JULY 31,   ---------------------------
                                              1999         1998       1997      1997      1996      1995
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $  10.17       10.86      10.22      10.20      9.53      8.15
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .16         .35        .03        .39       .39       .28
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .83         .39        .61       1.22       .64      1.31
------------------------------------------------------------------------------------------------------------
Total from investment operations                 .99         .74        .64       1.61      1.03      1.59
------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .33         .38         --        .39       .36       .21
------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .71        1.05         --       1.20        --        --
------------------------------------------------------------------------------------------------------------
Total dividends                                 1.04        1.43         --       1.59       .36       .21
------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  10.12       10.17      10.86      10.22     10.20      9.53
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  10.16%       7.76       6.26      17.14     10.95     19.97
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                         .97%        .99        .94        .96       .96      1.07
------------------------------------------------------------------------------------------------------------
Net investment income                           3.01%       3.16       3.34       3.59      3.64      4.01
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $130,273     125,886    137,131    130,675   129,747   134,937
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              48%         66         76         79        58        73
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                     SERIES VI
                                           SIX MONTHS      YEAR      MONTH       YEAR ENDED       MAY 1
                                              ENDED       ENDED      ENDED        JUNE 30,          TO
                                           JANUARY 31,   JULY 31,   JULY 31,   ---------------   JUNE 30,
                                              1999         1998       1997      1997     1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $ 11.25       11.57      10.86      9.83     9.26      9.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .19         .38        .03       .33      .24       .06
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .96         .50        .68      1.26      .57       .20
------------------------------------------------------------------------------------------------------------
Total from investment operations                1.15         .88        .71      1.59      .81       .26
------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .46         .39         --       .28      .13        --
------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .54         .81         --       .28      .11        --
------------------------------------------------------------------------------------------------------------
Total dividends                                 1.00        1.20         --       .56      .24        --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 11.40       11.25      11.57     10.86     9.83      9.26
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  10.55%       8.32       6.54     16.64     8.79      2.89
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                         .98%       1.01       1.00      1.02     1.27      1.09
------------------------------------------------------------------------------------------------------------
Net investment income                           2.99%       3.18       3.43      3.43     3.47      3.91
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $73,991      70,487     73,171    69,392   49,689     7,189
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              39%         54         65        74       34        --
------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper Retirement Fund Series shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

SERIES I
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      5,660,336  173,508   312,369

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      4,130,456  502,358   503,146

Investment policies

         For     Against   Abstain

      4,133,317  499,497   503,146

Diversification

         For     Against   Abstain

      4,130,695  502,119   503,146

Borrowing

         For     Against   Abstain

      4,120,933  511,881   503,146

Senior securities

         For     Against   Abstain

      4,135,898  496,916   503,146

Concentration

         For     Against   Abstain

      4,135,898  496,916   503,146

Underwriting of securities

         For     Against   Abstain

      4,135,898  496,916   503,146

Investment in real estate

         For     Against   Abstain

      4,135,898  496,916   503,146

Purchase of commodities

         For     Against   Abstain

      4,128,254  504,560   503,146

Lending

         For     Against   Abstain

      4,129,495  503,319   503,146

Margin purchases and short sales

         For     Against   Abstain

      4,134,548  498,266   503,146

Purchases of securities of related issuers

         For     Against   Abstain

      4,128,254  504,560   503,146

Pledging of assets

         For     Against   Abstain

      4,128,711  504,103   503,146

Purchases of securities

         For     Against   Abstain

      4,135,898  496,916   503,146

Purchases of options and warrants

         For     Against   Abstain

      4,134,607  498,207   203,146

Investment for the purpose of exercising control of management

         For     Against   Abstain

      4,133,407  499,407   503,146

Investment in mineral exploration

         For     Against   Abstain

      4,125,633  507,181   503,146

SHAREHOLDERS' MEETING





SERIES II
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      [S]        [C]       [C]
      6,914,270  95,629    387,358

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      5,616,511  355,055   834,664

Investment policies

         For     Against   Abstain

      5,610,899  358,010   837,322


Diversification

         For     Against   Abstain

      5,617,383  351,526   837,322


Borrowing

         For     Against   Abstain

      5,609,991  358,918   837,322


Senior securities

         For     Against   Abstain

      5,624,272  344,637   837,322


Concentration

         For     Against   Abstain

      5,621,087  347,822   837,322


Underwriting of securities

         For     Against   Abstain

      5,627,946  340,962   837,322


Investment in real estate

         For     Against   Abstain

      5,621,316  347,593   837,322


Purchase of commodities

         For     Against   Abstain

      5,613,217  355,692   837,322


Lending

         For     Against   Abstain

      5,611,471  357,437   837,322


Margin purchases and short sales

         For     Against   Abstain

      5,603,502  365,407   837,322


Purchases of securities of related issuers

         For     Against   Abstain

      5,611,804  357,105   837,322


Pledging of assets

         For     Against   Abstain

      5,603,492  365,417   837,322


Purchases of securities

         For     Against   Abstain

      5,618,537  350,371   837,322


Purchases of options and warrants

         For     Against   Abstain

      5,620,535  348,373   837,322


Investment for the purpose of exercising control of management

         For     Against   Abstain

      5,608,497  360,411   837,322


Investment in mineral exploration

         For     Against   Abstain

      5,598,811  370,097   837,322

SHAREHOLDERS' MEETING

SERIES III
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      6,147,995  103,402   318,748

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes

      4,461,238  279,567   487,454   1,341,887

Investment policies

                                      Broker
         For     Against   Abstain   Non-Votes

      4,464,571  276,233   487,454   1,341,887

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes

      4,468,590  272,214   487,454   1,341,887

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes

      4,457,279  283,526   487,454   1,341,887

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes

      4,468,590  272,214   487,454   1,341,887

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes

      4,464,415  276,390   487,454   1,341,887

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes

      4,470,946  269,859   487,454   1,341,887

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes

      4,464,895  275,909   487,454   1,341,887

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes

      4,464,024  276,781   487,454   1,341,887

Lending

                                      Broker
         For     Against   Abstain   Non-Votes

      4,466,284  274,521   487,454   1,341,887

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes

      4,452,243  288,562   487,454   1,341,887

Purchases of securities of related issuers

                                      Broker
         For     Against   Abstain   Non-Votes

      4,463,504  277,301   487,454   1,341,887

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes

      4,458,890  281,915   487,454   1,341,887

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes

      4,459,276  281,528   487,454   1,341,887

Purchases of options and warrants

                                      Broker
         For     Against   Abstain   Non-Votes

      4,459,276  281,528   487,454   1,341,887

Investment for the purpose of exercising control of management

                                      Broker
         For     Against   Abstain   Non-Votes

      4,461,649  279,155   487,454   1,341,887

Investment in mineral exploration

                                      Broker
         For     Against   Abstain   Non-Votes

      4,451,449  289,356   487,454   1,341,887

SHAREHOLDERS' MEETING

SERIES IV
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      7,068,311  70,185    345,197

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      5,408,802  301,098   717,138

Investment policies

         For     Against   Abstain

      5,400,273  307,177   719,588

Diversification

         For     Against   Abstain

      5,404,421  303,029   719,588

Borrowing

         For     Against   Abstain

      5,400,289  307,161   719,588

Senior securities

         For     Against   Abstain

      5,404,744  302,706   719,588

Concentration

         For     Against   Abstain

      5,404,893  302,558   719,588

Underwriting of securities

         For     Against   Abstain

      5,402,070  305,380   719,588

Investment in real estate

         For     Against   Abstain

      5,395,873  311,577   719,588

Purchase of commodities

         For     Against   Abstain

      5,400,240  307,210   719,588

Lending

         For     Against   Abstain

      5,401,320  306,130   719,588

Margin purchases and short sales

         For     Against   Abstain

      5,395,612  311,838   719,588

Purchases of securities of related issuers

         For     Against   Abstain

      5,401,102  306,348   719,588

Pledging of assets

         For     Against   Abstain

      5,399,016  308,434   719,588

Purchases of securities

         For     Against   Abstain

      5,404,421  303,029   719,588

Purchases of options and warrants

         For     Against   Abstain

      5,402,684  304,766   719,588

Investment for the purpose of exercising control of management

         For     Against   Abstain

      5,394,353  313,097   719,588

Investment in mineral exploration

         For     Against   Abstain

      5,393,942  313,508   719,588

SHAREHOLDERS' MEETING

SERIES V
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      6,922,299  101,666   344,824

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      5,409,515  352,932   810,761

Investment policies

         For     Against   Abstain

      5,406,993  355,455   810,761

Diversification

         For     Against   Abstain

      5,410,102  352,346   810,761

Borrowing

         For     Against   Abstain

      5,404,690  357,758   810,761

Senior securities

         For     Against   Abstain

      5,410,102  352,346   810,761

Concentration

         For     Against   Abstain

      5,409,605  352,842   810,761

Underwriting of securities

         For     Against   Abstain

      5,410,102  352,346   810,761

Investment in real estate

         For     Against   Abstain

      5,406,946  355,502   810,761

Purchase of commodities

         For     Against   Abstain

      5,401,282  361,165   810,761

Lending

         For     Against   Abstain

      5,410,102  352,346   810,761

Margin purchases and short sales

         For     Against   Abstain

      5,403,794  358,653   810,761

Purchases of securities of related issuers

         For     Against   Abstain

      5,406,024  356,423   810,761

Pledging of assets

         For     Against   Abstain

      5,405,886  356,561   810,761

Purchases of securities

         For     Against   Abstain

      5,409,294  353,153   810,761

Purchases of options and warrants

         For     Against   Abstain

      5,407,447  355,001   810,761

Investment for the purpose of exercising control of management

         For     Against   Abstain

      5,406,877  355,571   810,761

Investment in mineral exploration

         For     Against   Abstain

      5,393,030  369,418   810,761

SHAREHOLDERS' MEETING

SERIES VI
--------------------------------------------------------

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain

      3,626,626  71,624    184,400

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain

      2,813,181  165,907   431,930

Investment policies

         For     Against   Abstain

      2,813,181  165,907   431,930

Diversification

         For     Against   Abstain

      2,814,305  164,784   431,930

Borrowing

         For     Against   Abstain

      2,812,798  166,290   431,930

Senior securities

         For     Against   Abstain

      2,813,181  165,907   431,930

Concentration

         For     Against   Abstain

      2,814,305  164,784   431,930

Underwriting of securities

         For     Against   Abstain

      2,812,798  166,290   431,930

Investment in real estate

         For     Against   Abstain

      2,814,305  164,784   431,930

Purchase of commodities

         For     Against   Abstain

      2,810,659  168,429   431,930

Lending

         For     Against   Abstain

      2,803,977  175,111   431,930

Margin purchases and short sales

         For     Against   Abstain

      2,803,376  175,712   431,930

Purchases of securities of related issuers

         For     Against   Abstain

      2,814,016  165,072   431,930

Pledging of assets

         For     Against   Abstain

      2,812,908  166,180   431,930

Purchases of securities

         For     Against   Abstain

      2,814,305  164,784   431,930

Purchases of options and warrants

         For     Against   Abstain

      2,814,051  165,037   431,930

Investment for the purpose of exercising control of management

         For     Against   Abstain

      2,814,051  165,037   431,930

Investment in mineral exploration

         For     Against   Abstain

      2,811,036  168,052   431,930

NOTES

TRUSTEES & OFFICERS




TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY                    LINDA J. WONDRACK
Chairman and Trustee              President                         Vice President
                                  PHILLIP J. COLLORA
JAMES E. AKINS                    Vice President                    MAUREEN E. KANE
Trustee                           and Secretary                     Assistant Secretary
ARTHUR R. GOTTSCHALK              JOHN R. HEBBLE                    CAROLINE PEARSON
Trustee                           Treasurer                         Assistant Secretary
FREDERICK T. KELSEY               TRACY MCCORMICK                   ELIZABETH C. WERTH
Trustee                           Vice President                    Assistant Secretary
THOMAS W. LITTAUER                ANN M. MCCREARY                   BRENDA LYONS
Trustee and Vice President        Vice President                    Assistant Treasurer
FRED B. RENWICK                   KATHRYN L. QUIRK
Trustee                           Vice President
JOHN B. TINGLEFF                  CORNELIA SMALL
Trustee                           Vice President
JOHN G. WELTHERS
Trustee


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LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
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CUSTODIAN AND                         STATE STREET BANK & TRUST
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
                                      INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
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[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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KRF - 3 (3/24/99) 1068900